UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 16, 2013
Date of Report (Date of earliest event reported)

TRUCEPT INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-29895	90-0749326
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1100 Quail Street, Suite 100, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

(858) 798-1644
Registrant's telephone number, including area code

SMART-TEK SOLUTIONS INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Norman Tipton, Esq, was appointed as a Director on January 16, 2013. Mr. Tipton has for the last five years the held the position of Corporate Counsel for Dalrada Financial Corporation. Mr. Tipton is a member of the California Bar, and is a graduate of Thomas Jefferson School of Law. He holds a master’s in Sociology with emphasis in industrial organization from San Diego State University. He has previously held management positions at SAIC, a Fortune 500 company, and at the San Diego Union-Tribune.

ITEM 9.01: EXHIBITS

(d)

Exhibit No.	Exhibit
99.1	Appointment of Norman Tipton

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUCEPT INC.
Date: January 22, 2013
	By:	/s/ Brian Bonar
Brian Bonar
Chief Executive Officer